                    Exhibit 99.1

RumbleOn Announces Record Date for Proposed $10.0 Million Rights Offering
Irving, Texas – November 15, 2024 - RumbleOn, Inc. (NASDAQ: RMBL) (the “Company” or “RumbleOn”) announced today that the close of business (4:00 p.m. Central Time) on November 25, 2024 has been fixed as the record date (the “Record Date”) for its previously announced proposed $10.0 million registered equity rights offering (the “Rights Offering”), which was announced in a Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on November 12, 2024.
Under the terms of the Rights Offering, the Company expects to distribute non-transferable subscription rights (the “Subscription Rights”) to each holder of its Class A Common Stock and Class B Common Stock (together, the “Eligible Stockholders”) as of the Record Date. All Eligible Stockholders as of the Record Date will have the opportunity to participate in the proposed Rights Offering on a pro rata basis. Each Eligible Stockholder will receive one Subscription Right per share of the Company’s Class A Common Stock and Class B Common Stock held by such Eligible Stockholder as of the Record Date.
As previously disclosed, on November 11, 2024, the Company entered into a binding term sheet (the “Rights Offering Term Sheet”) related to the Rights Offering with Stone House Capital Management, LLC (together with its affiliates, the “Backstop Investor”), and Mark Tkach and William Coulter (each, a “Supporting Investor,” and together with the Backstop Investor, the “Investors”) pursuant to which the Company has agreed that the subscription price to be paid upon exercise of the Subscription Rights will be the lower of a (i) 20% discount to the 30-day volume-weighted average price (“VWAP”) per share of the Company’s Class B Common Stock immediately prior to the date of the Rights Offering Term Sheet and (ii) 20% discount to the 10-day VWAP per share of the Company’s Class B Common Stock immediately prior to the date of execution of the Backstop Agreement (as defined below) (the “Subscription Price”). The final Subscription Price has not yet been determined. The Company expects to determine and announce the remaining terms of the Rights Offering prior to the commencement of the Rights Offering.
Pursuant to the Rights Offering Term Sheet, the Backstop Investor has agreed to enter into a standby purchase agreement with the Company (the “Backstop Agreement”) pursuant to which the Backstop Investor will be required to (i) exercise its right to purchase all shares of Class B Common Stock available from the full exercise of the Backstop Investor’s (or its affiliates’ and related parties’) pro rata subscription rights prior to the expiration date of the Rights Offering and (ii) if and only if the Rights Offering is not fully subscribed at the expiration date, all shares of Class B Common Stock included in the Rights Offering that remain unsubscribed for at the expiration date at the same Subscription Price and on the same terms and conditions as other subscribers in the Rights Offering.
Pursuant to the Rights Offering Term Sheet, each of the Supporting Investors has agreed to enter into support agreements (each, a “Support Agreement”) with the Company at substantially the same time as the Backstop Agreement. Pursuant to the Support Agreements, each Supporting Investor will agree to exercise its right to purchase all shares of Class B Common Stock available from the full exercise of such Supporting Investor’s (or its affiliates’ and related parties’) pro rata subscription rights in the Rights Offering.
Other Important Information
The Rights Offering is expected to be made pursuant to the Company’s effective shelf registration statement on Form S-3, filed with the SEC on August 30, 2024 and declared effective on September 10, 2024, and a prospectus supplement containing the detailed terms of the Rights Offering to be filed with the SEC. The information in this press release is not complete and is subject to change. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of a prospectus and a related prospectus supplement. Copies of the prospectus and related prospectus supplement, when they become available, will be distributed to all eligible stockholders as of the Rights Offering record date and may also be obtained free of charge at the website maintained by the SEC at www.sec.gov or by contacting the information agent for the Rights Offering.

About RumbleOn

RumbleOn, Inc. (NASDAQ: RMBL), operates through two operating segments: our Powersports dealership group and Wholesale Express, LLC, an asset-light transportation services provider focused on the automotive industry. Our Powersports group is the largest powersports retail group in the United States (as measured by reported revenue, major unit sales and dealership locations), offering over 500 powersports franchises representing 50 different brands of products. Our Powersports group sells a wide selection of new and pre-owned products, including parts, apparel, accessories, finance & insurance products and services, and aftermarket products. We are the largest purchaser of pre-owned powersports vehicles in the United States and utilize RideNow’s Cash Offer to acquire vehicles directly from consumers.
For more information on RumbleOn, please visit rumbleon.com.
Cautionary Note on Forward-Looking Statements
The Company’s press release contains statements that constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those regarding the Company’s plans to launch a Rights Offering, the anticipated final terms, timing and completion of the proposed Rights Offering, and the use of proceeds from the proposed Rights Offering. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “hopes,” “may,” “plan,” “possible,” “potential,” “predicts,” “projects,” “should,” “targets,” “would” and similar expressions, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including, but not limited to, risks and uncertainties related to: whether the proposed transactions will be completed in a timely manner, or at all; the risk that all of the closing conditions for the proposed Rights Offering are not satisfied; the occurrence of any event, change or other circumstance that could cause the Company not to proceed with the Rights Offering; the determination of the final terms of the proposed Rights Offering; the satisfaction of customary closing conditions related to the proposed Rights Offering; risks related to the diversion of management’s attention from RumbleOn’s ongoing business operations; the impact of general economic, industry or political conditions in the United States or internationally, as well as the other risk factors set forth under the caption “Risk Factors” in the registration statement, as amended, and in RumbleOn’s Annual Report for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q for the quarters ended March 30, 2024, June 30, 2024 and September 30, 2024 and in any other subsequent filings made with the SEC by RumbleOn. There can be no assurance that RumbleOn will be able to complete the proposed Rights Offering on the anticipated terms, or at all. Any forward-looking statements contained in this press release speak only as of the date hereof, and RumbleOn specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
investors@rumbleon.com